UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 23, 2008
Date of earliest event reported: January 16, 2008

BIOGOLD FUELS CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-1381192 (Commission File Number)	1800 Century Park East, Suite 600 Los Angeles, CA 90067	20-5609647 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(310) 556-0025
(Registrant's telephone
number, including area code)

CAB-TIVE ADVERTISING, INC.
(Former Name of Registrant if Changed From Filing Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Biogold Fuels Corp. (“Biogold Fuels”) and Cab-Tive Advertising, Inc.’s (“Cab-Tive”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Biogold Fuels and Cab-Tive’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Biogold Fuels and Cab-Tive’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Cab-Tive undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Election of Directors

(d) On January 16, 2008, the Board of Directors (“Board”) of BioGold Fuels Corporation (“BioGold” of the “Company”) extended and Moshe Krienberg accepted an appointment to become a member of the Board of the Company effective January 16, 2008. Mr. Krienberg was appointed as a member of the Board by affirmative vote of a majority of the members of the Board then in office pursuant to the Company’s Bylaws. Mr. Krienberg is a member of Green Universal Energy, LLC (“Green Universal”). Green Universal entered into a strategic partnership agreement with the Company on November 27, 2007 as disclosed in the Company’s SEC Form 8-k filed November 29, 2007, which is hereby incorporated by reference.

As a new director, Mr. Krienberg has entered into the Company’s standard indemnification agreement for directors and officers of the Company, which provides, among other things, that the Company will indemnify the director, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as a director of the Company, and otherwise to the full extent permitted under the Company’s bylaws and state law.

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events.

On January 23, 2008, the Company issued a press release announcing the appointment of Mr. Krienberg to the Company’s Board. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document

99.1	Press Release dated January 23, 2008 regarding appointment of Mr. Krienberg to Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGOLD FUELS CORPORATION

Date: January 23, 2008	By:	/s/ Chris Barsness
Chris Barsness
Chief Financial Officer